Northeast Utilities System

Second Quarter Earnings Call

AUGUST 4, 2008

Safe Harbor Provisions

Northeast Utilities System

This presentation contains statements concerning NU's expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener can identify these forward-looking statements by words such as "estimate", "expect", "anticipate", "intend", "plan", "believe", "forecast", "should", "could", and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions or inactions by local, state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive electricity positions; actions of rating agencies; subsequent recognition, derecognition and measurement of tax positions; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission. Any forward looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made.

Major NEEWS Project Schedules

Northeast Utilities System

	NEEWS Projects		
	Greater Springfield Reliability (115-kV/345-kV)	Interstate Reliability (345-kV)	Central CT Reliability (345-kV)
ISO technical applications approval	Late 2008	Late 2008	Late 2008
State siting application filed	Fall 2008	Late 2008	2009
Siting completed	Mid / Late 2010	Mid / Late 2010	2010/Early 2011
Construction targeted to start on staggered basis	2010	2010	2011
In-service	Mid 2013	Late 2012/2013	2013

Second Quarter Earnings



$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
In Millions
'07-'08
9.4%
'07-'08
66.8%
$23.4
$25.6
$21.1
$35.2
$1.5
($5.2)
$2.5
$2.2
$48.5
$57.8
Distribution and Generation
Transmission
Parent/Other
Competitive
Consolidated
2007
2008

Second Half Earnings



$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
($40.0)
In Millions
'07-'08
10.9%
'07-'08
83.0%
$71.6
$79.4
$37.0
$67.7
$7.6
($5.2) *
$7.4
$4.1
$123.6
$146.0 *
2007
2008
Distribution and Generation
Transmission
Parent/Other
Competitive
Consolidated

*Excludes $29.8 million charge from settlement of ConEd litigation

Retail Sales for Six Months Ended June 30, 2008 Compared to 2007

Northeast Utilities System

	Electric								Firm Natural Gas	
	CL&P		PSNH		WMECO		Total		Yankee Gas	
	Percentage Decrease	Weather Normalized Percentage Decrease	Percentage (Decrease)/ Increase	Weather Normalized Percentage (Decrease)/ Increase	Percentage Decrease	Weather Normalized Percentage Decrease	Percentage Decrease	Weather Normalized Percentage Decrease	Percentage (Decrease)/ Increase	Weather Normalized Percentage (Decrease)/ Increase
Residential	(4.4)%	(3.3)%	(0.9)%	(0.3)%	(3.1)%	(2.1)%	(3.5)%	(2.6)%	(7.1)%	(2.2)%
Commercial	(1.3)%	(1.2)%	1.7%	2.0%	(0.5)%	(0.4)%	(0.6)%	(0.4)%	(4.1)%	0.4%
Industrial	(11.1)%	(11.1)%	(4.7)%	(4.5)%	(7.1)%	(7.1)%	(8.7)%	(8.7)%	5.2%	6.6%
Other	(4.8)%	(4.8)%	1.0%	1.0%	(3.3)%	(3.3)%	(4.3)%	(4.3)%	0.0%	0.0%
Total	(4.0)%	(3.5)%	(0.5)%	(0.1%)	(2.9)%	(2.5)%	(3.1)%	(2.6)%	(2.6)%	1.2%

2008 EPS Guidance

Northeast Utilities System

	Previous 2008 EPS Guidance	Current 2008 EPS Guidance
Distribution/Generation	$1.05 - $1.15	$1.05 - $1.10
Transmission	$0.75 - $0.85	$0.85 - $0.90
Competitive	Breakeven	$0.00 - $0.05
Parent, ex. Litigation Charge	($0.15) – ($0.10)	($0.10)
Consolidated, ex. Litigation Charge	$1.65 - $1.90	$1.80 - $1.95
Litigation Charge	($0.19)	($0.19)
Consolidated	$1.45 - $1.70	$1.60 - $1.75

Financial Results For Second Quarter 2008 and 2007

Northeast Utilities System

(in millions)	June 30, 2008	June 30, 2007	Increase (Decrease)	2008 EPS
CL&P Distribution	$14.8	$7.0	$7.8	$0.10
PSNH Distribution/Generation	$10.1	$12.6	($2.5)	$0.06
WMECO Distribution	$1.7	$3.5	($1.8)	$0.01
Yankee Gas	($1.0)	$0.3	($1.3)	($0.01)
Total - Distribution/Generation	**$25.6**	**$23.4**	**$2.2**	**$0.16**
CL&P Transmission	$30.0	$17.4	$12.6	$0.19
PSNH Transmission	$3.6	$2.6	$1.0	$0.03
WMECO Transmission	$1.6	$1.1	$0.5	$0.01
Total - Transmission	**$35.2**	**$21.1**	**$14.1**	**$0.23**
Total - Regulated Businesses	**$60.8**	**$44.5**	**$16.3**	**$0.39**
NU Parent and Other Affiliates	($5.2)	$1.5	($6.7)	($0.03)
Total - Regulated and Parent	**$55.6**	**$46.0**	**$9.6**	**$0.36**
Total - Competitive	**$2.2**	**$2.5**	**($0.3)**	**$0.01**
Reported Earnings	**$57.8**	**$48.5**	**$9.3**	**$0.37**

Financial Results For First Half 2008 and 2007

Northeast Utilities System

(in millions)	June 30, 2008	June 30, 2007	Increase (Decrease)	2008 EPS
CL&P Distribution	$33.7	$27.6	$6.1	$0.22
PSNH Distribution/Generation	$21.6	$20.7	$0.9	$0.14
WMECO Distribution	$6.5	$9.4	($2.9)	$0.04
Yankee Gas	$17.6	$13.9	$3.7	$0.11
Total-Distribution/Generation	**$79.4**	**$71.6**	**$7.8**	**$0.51**
CL&P Transmission	$55.8	$30.4	$25.4	$0.36
PSNH Transmission	$8.8	$4.5	$4.3	$0.05
WMECO Transmission	$3.1	$2.1	$1.0	$0.02
Total - Transmission	**$67.7**	**$37.0**	**$30.7**	**$0.43**
Total - Regulated Businesses	**$147.1**	**$108.6**	**$38.5**	**$0.94**
NU Parent and Other Affiliates, ex. litigation charge	($5.2)	$7.6	($12.8)	($0.03)
Total - Competitive	**$4.1**	**$7.4**	**($3.3)**	**$0.03**
Total - ex. Litigation Charge	**$146.0**	**$123.6**	**$22.4**	**$0.94**
Litigation Charge	($29.8)	-	($29.8)	($0.19)
Reported Earnings	**$116.2**	**$123.6**	**($7.4)**	**$0.75**